      THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO INTEREST HEREIN OR IN THE SHARES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER HEREOF (CONCURRED IN BY COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                        ONLINE SPECIALTY RETAILING, INC.

                             COMMON PURCHASE WARRANT

Warrant No. 102                                                    July 20, 1998

      1. Number and Price of Shares Subject to Warrant. Subject to the terms and conditions herein set forth, William Cuff ("Cuff") is entitled to purchase from Online Specialty Retailing, Inc., a Washington corporation (the "Company"), upon surrender hereof at the principal office of the Company and payment of the purchase price at said office in cash or by check, 14,286 shares of common stock of the Company (the "Shares") at a purchase price of $1.75 per Share. The purchase price of one Share and the number of Shares purchasable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The purchase price of one Share payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."

      This Warrant is being given in consideration of Mr. Cuff's investment of $50,000 in the most recent equity financing of the Company, pursuant to the terms of the Company's employment agreement with Mr. Cuff dated April 3, 1998.

      This Warrant shall remain exercisable pursuant to the provisions of
Section 6 until the earlier of (a) 5:00 p.m. Pacific Time on July 20, 2008, (b) the date on which the Company completes a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public with aggregate cash proceeds of not less than $10,000,000 (before deduction of underwriting commissions


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

and offering expenses), or (c) the date this Warrant is terminated under Section 2(b) upon a "Change of Control." Such date shall be referred to herein as the "Expiration Date."

      2. Adjustment of Warrant Price and Number of Shares.

            (a) Stock Splits, Recapitalization. In the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company or shares of a different par value, through recapitalization, reclassification, stock split, amendment to the Company's Articles of Incorporation or reverse stock split, the Board of Directors shall make an appropriate and proportionate adjustment in the number of Shares purchased hereunder and the Warrant Price per share.

            (b) Change of Control. Upon the effective date of a Change of Control of the Company, this Warrant shall terminate unless provisions be made in writing, approved by the Board of Directors, in connection with such transaction for the assumption of the Warrant theretofore granted, or the substitution for this Warrant of a new Warrant covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event this Warrant shall continue in the manner and under the terms so provided. A "Change of Control" of the Company shall mean (a) any sale, consolidation, merger or recapitalization, the effect of which is a material change to the capital structure of the Company, other than such a transaction in which the holders of the Common Stock immediately prior to the transaction continue to hold a majority in interest of the voting stock of the surviving corporation immediately after that transaction, (b) any sale or other transfer of substantially all of the assets of the Company, (c) the adoption of any plan or proposal for liquidation or dissolution of the Company or (d) the consummation of any other transaction the effect of which is to cause any person not with power to direct or cause direction of the management or policies of the Company prior thereto to gain such power.

      3. Other Adjustments. Except as provided in Section 2, no adjustment on account of distributions with respect to Shares will be made upon the exercise hereof.

      4. No Shareholder Rights. This Warrant shall not entitle its holder to any of the rights of a shareholder of the Company until this Warrant is exercised.

      5. Exercise of Warrant.

            (a) Cash Payment. To the extent vested pursuant to Section 3, this Warrant may be exercised by the registered holder or its permitted registered assigns, in whole or in part, by the surrender of this Warrant at the principal office of the Company, accompanied by an executed subscription form in the form attached hereto and payment in full of the Warrant Price as described above by certified or cashier's check. Upon


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

partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of Shares with respect to which this Warrant shall not have been exercised. This Warrant (or any portion thereof) shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date.

            (b) Cashless Exercise.

                  (i) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert the entirety of the vested portion of this Warrant into Shares ("Converted Warrant Shares") as provided in this Section 6(b) at any time or from time to time prior to expiration of this Warrant, subject to the restrictions set forth in Section 6(b)(iii) below. Upon exercise of the Conversion Right, the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the vested Shares subject to purchase hereunder (determined in accordance with Section 3) by the fair market value (as defined in Section 6(b)(iv) below) of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Shares shall be determined by subtraction of the aggregate Warrant Price of the Shares from the aggregate fair market value of the Converted Warrant Shares. No fractional Shares shall be issuable upon exercise of the Conversion Right, and if the number of Shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional Share.

                  (ii) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date of this Warrant. Certificates for the Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within seven (7) days following the Conversion Date.

                  (iii) If the Conversion Right is reasonably determined by the Company or its accountants to give rise to a charge to the Company's earnings for


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

financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the holder of this Warrant of such adverse accounting treatment.

                  (iv) For purposes of this Section 6(b), the "fair market value" of a Share as of a particular date shall be determined by the Board of Directors of the Company in good faith.

      6. Certificate of Adjustment. Whenever the Warrant Price or the number of Shares subject to this Warrant is adjusted, as herein provided, the Company shall deliver to the record holder of this Warrant a notice setting forth the Warrant Price and number of Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      7. Transfer of Warrant. This Warrant may not be transferred by the holder without the written consent of the Company (except by operation of law or to a successor by merger, acquisition or other corporate reorganization) and compliance with applicable federal and state securities laws to the satisfaction of the Company.

      8. Compliance with Securities Laws.

            (a) The holder represents and agrees that this Warrant (and the Shares, if the warrant is exercised) are purchased only for investment, for the holder's own account, and without any present intention to sell or distribute the Warrant or the Shares. The holder further acknowledges that the Shares will not be issued pursuant to the exercise of this Warrant unless the exercise of the Warrant and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act and other federal and state securities laws.

            (b) The holder of this Warrant acknowledges and agrees that this Warrant and the Shares have not been registered under the Securities Act or the securities laws of any other jurisdiction and accordingly will not be transferable except as permitted under the various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Therefore, the Warrant and Shares must be held indefinitely unless they are subsequently registered under the Securities Act and all other applicable securities or an exemption from such registration is available. The holder understands that the certificates, if any, evidencing the Shares will be imprinted with a legend which prohibits the transfer thereof unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. The holder understands that a stop transfer instruction may be in effect with respect to transfer of the Warrant and Shares consistent with the requirements of the securities laws.

      9. Miscellaneous. This Warrant shall be governed solely by the laws of the State of Washington without regard to the conflicts of laws provisions thereof to the contrary. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be delivered in person or mailed first-class, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing. Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

      ISSUED this 20th day of July, 1998.

                                    ONLINE SPECIALTY RETAILING, INC.


                                    By: /s/ Benjamin C. Nourse
                                        ----------------------------------
                                        Benjamin C. Nourse
                                        Chairman


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                                SUBSCRIPTION FORM

                  (To be signed only upon exercise of Warrant)

To:   Online Specialty Retailing, Inc.
      2030 First Avenue, Third Floor
      Seattle, WA  98121

      The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, __________ shares of Common Stock of Online Specialty Retailing, Inc. and herewith makes payment of $________________ for those shares, and requests that any certificates for such shares be issued in the name of, and delivered to, _________________________, whose address is
_________________________________________.

      DATED: __________________, 19__.

                                    WARRANT HOLDER:


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                                    Title:
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                                    ADDRESS:


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